EXHIBIT 23.1



CONSENT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS
CELGENE CORPORATION:


We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                      /s/ KPMG LLP


Short Hills, New Jersey
August 7, 2000